IN BRIEF

Net asset value per share*	US$21.23
Market price*	US$23.13
Premium/discount*	8.95%
Fund size*	US$213.81

At 30 June 2003

	China Fund	MSCI Golden
	NAV	Dragon

One month return*	8.7%	4.6%
One year return*	30.7%	-7.8%

* Source: State Street Corporation/Martin Currie Inc

MANAGERS COMMENTARY

Everyone is coming to China in September. At least this is the impression we gained from recent visits to investors in Europe and the US. Now that the SARS-related travel ban has been lifted, there are clear signs of pent-up demand as many people plan to visit China after the summer vacation.

Domestic liquidity is already strong. The China region, already the custodian of one-fifth of the world’s foreign exchange reserves, benefits from pegging its currency to a weakening US dollar. There was increased speculation in June about the possibility of currency revaluation. We believe that this will happen, but not until 2004, when the expediencies of the presidential cycle cause the US to support Japan and the EU in bringing pressure to bear on Beijing.

The expectation of qualified domestic institutional (QDI) Chinese investors being allowed to invest in Hong Kong boosted the prices of some of our ‘H’ share holdings. In the event, we expect QDI to be relatively restricted in size, certainly less than the amount which foreign investors are about to start remitting into the ‘A’ share market. Moreover, the stocks targeted by QDI funds are unlikely to be those already available in the domestic ‘A’ share market. Some short correction is likely after the recent run, but Chinese stocks are still very cheap relative to most other markets. We expect the new Chinese bull market to resume in the autumn.

INVESTMENT STRATEGY

Your Fund is 98.1% invested with holdings in 58 stocks, of which 4 are unlisted. There have been few alterations to the portfolio in June. We reduced our holding in the rather expensive Shanghai Friendship Group in favour of CIMC, the world’s largest container maker, whose sales are ahead of forecast. In Taiwan, we cut our losses in industrial PC maker Advantech, which has been hurt by poor currency hedging, in favour of China Motors. The company’s mainland subsidiary assembling commercial and passenger cars is going from strength to strength.

Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGERS COMMENTARY
The World Health Organization has lifted its travel advisory for Beijing, confirming that SARS has been controlled in China. Daily life and business activities have largely returned to normal. Other than the still troubled tourism and travel businesses, most companies are seeing trading conditions return to normal.

A-S China Plumbing Products Ltd. (ASPPL) is listing its shares by introduction on Hong Kong’s GEM market. Trading is expected to commence on July 11, 2003.

Business reviews of Tomoike Industrial and Captive Finance have recently been completed. Both companies are operating in line with their budgets despite the SARS disruption earlier in the year.

After the listing of ASPPL, all the legacy investments made by the previous Direct Investment Manager will have been exited (Road King Infrastructure, New World Sun City and Moulin International) or have an exit channel (ASPPL). We will focus on making new Direct Investments to further enhance the Fund’s performance.

KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS*

Market cap	$248.61m
Shares outstanding	10,073,173 shares
Exchange listed	NYSE
Listing date	July 10, 1992
Investment manager	Martin Currie Inc
Direct investment manager	Asian Direct Capital
Management

ASSET ALLOCATION*

	Hong Kong	43.3%
	Taiwan	29.2%
	New York	17.2%
	Direct	3.8%
	B shares	2.3%
	Singapore	1.1%
	Cash	1.3%

SECTOR ALLOCATION*

	% of	MSCI Golden
	net assets	Dragon %

Information technology	23.2	22.3
Industrials	19.2	14.3
Consumer discretionary	14.3	7.2
Materials	11.0	6.0
Utilities	8.2	10.4
Consumer staples	7.8	0.7
Financials	5.8	27.0
Energy	3.0	4.4
Health care	3.0	0.1
Telecommunications	2.3	7.6
Real estate	0.3	—
Cash	1.9	—
Total	100.0	100.0

PERFORMANCE* (IN US$ TERMS)

	NAV	Market price
	%	%

One month	8.7	16.5
Calendar year to date	34.5	68.2
3 years **	17.2	35.3

DIRECT INVESTMENTS* (3.8%)

Captive Finance Tomoike Industrial (H K) Ltd A-S China Plumbing Products Kowloon Development (34 HK)	Financials Industrials Industrials Real estate	1.4% 1.1% 1.0% 0.3%

15 LARGEST LISTED INVESTMENTS* (52.1%)

Sohu Com Inc
Chinadotcom Corporation
Fountain Set Holdings
Chaoda Modern Agriculture
TCL International
Yanzhou Coal Mining
Sinotrans Limited
BYD Co
Shenzhen Expressway
Xinao Gas Holdings
Merry Electronics
Anhui Conch Cement
Anhui Expressway
China Metal Products
Chicony Electronics	Information technology
Information technology
Materials
Consumer staples
Consumer discretionary
Energy
Industrials
Industrials
Utilities
Utilities
Consumer discretionary
Materials
Utilities
Materials
Industrials	11.4 5.8 5.3 3.3 3.2 3.0 2.7 2.6 2.6 2.1 2.1 2.1 2.0 2.0 1.9

FUND PERFORMANCE

	One	Three	Year	One	Three**	Five**	Since#**
	month	months	to date	year	years	years	launch

The China Fund, Inc.	8.7	25.6	34.5	30.7	17.2	17.2	5.9
MSCI Golden Dragon	4.6	13.9	9.4	-7.8	-15.6	0.2	—
Hang Seng Chinese Enterprise Index	10.8	24.7	37.0	25.8	12.7	7.7	—

* Source: State Street Corporation/Martin Currie Inc.
# The fund was launched on July 10, 1992.
** Annualised return

PERFORMANCE IN PERSPECTIVE

THE CHINA FUND INC. PREMIUM/DISCOUNT

DIVIDEND HISTORY CHART*

All charts as of 30 June, 2003. *Source: State Street Corporation

THE PORTFOLIO - IN FULL				AT 30 JUNE 2003

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio

Hong Kong 43.9% Fountain Set (Holdings) Ltd	420 HK	HK$6.95	12,750,000	11,363,272	5.3%
Chaoda Modern Agriculture (Holdings) Ltd	682 HK	HK$1.35	41,038,000	7,104,416	3.3%
TCL International Holdings Ltd	1070 HK	HK$1.65	32,318,000	6,796,679	3.2%
Yanzhou Coal Mining Co.	1171 HK	HK$3.63	13,786,000	6,408,475	3.0%
Sinotrans Limited-H	598 HK	HK$2.20	20,065,000	5,660,702	2.6%
BYD Co	1211 HK	HK$17.6	2,525,000	5,650,218	2.6%
Shenzhen Expressway Co., Ltd	548 HK	HK$2.00	21,494,000	5,512,589	2.6%
Xinao Gas Holdings Ltd	2688 HK	HK$2.45	13,976,000	4,390,939	2.1%
Anhui Conch Cement	914 HK	HK$4.43	7,726,000	4,384,059	2.0%
Anhui Expressway Co., Ltd	995 HK	HK$1.91	17,778,000	4,354,364	2.0%
Brilliance China Automotive Holdings, Ltd	1114 HK	HK$2.20	12,882,000	3,634,246	1.7%
TPV Technology, Ltd	903 HK	HK$2.73	9,968,000	3,483,236	1.6%
Tack Fat Group International Ltd	928 HK	HK$0.69	37,296,000	3,300,044	1.5%
Wah Sang Gas	8035 HK	HK$0.92	27,778,000	3,277,157	1.5%
Proview Intl Holdings Ltd	334 HK	HK$1.03	17,644,000	2,330,466	1.1%
LifeTec Group, Ltd	1180 HK	HK$0.10	168,492,000	2,247,093	1.1%
Natural Beauty Bio-Technology Ltd	157 HK	HK$0.52	29,320,000	1,955,131	0.9%
Golden Meditech Co Ltd	8180 HK	HK$1.27	11,950,000	1,946,167	0.9%
Wanyou Fire Safety	8201 HK	HK$0.28	53,565,000	1,923,302	0.9%
Beijing Capital International Airport Co., Ltd	694 HK	HK$1.90	7,520,000	1,832,229	0.9%
Jingwei Textile Machinery Co., Ltd	350 HK	HK$1.91	7,436,000	1,821,299	0.9%
Sino Golf Holdings Ltd	361 HK	HK$1.10	10,953,000	1,545,020	0.7%
Asia Zirconium	395 HK	HK$0.90	8,428,000	972,692	0.5%
Leefung-Asco Printers Holdings Ltd	623 HK	HK$1.37	3,602,000	632,809	0.3%
Mainland Headwear Holdings	1100 HK	HK$2.58	1,626,000	536,916	0.3%
Arcontech, Corp	8097 HK	HK$0.17	18,386,000	407,889	0.2%
Essex Bio-Technology Ltd	8151 HK	HK$0.10	24,278,166	311,332	0.2%

Taiwan 29.2% Merry Electronics	2439 TT	NT$47.6	3,190,400	4,387,837	2.0%
China Metal Products	1532 TT	NT$28.3	5,186,000	4,240,503	2.0%
Chicony Electronics Co., Ltd	2385 TT	NT$64.0	2,156,000	3,986,824	1.9%
Synnex Technologies International, Corp	2347 TT	NT$48.5	2,682,400	3,758,925	1.8%
Polaris Securities Co., Ltd	6011 TT	NT$16.6	7,740,164	3,712,416	1.7%
Wintek Corp.	2384 TT	NT$26.8	4,500,000	3,484,542	1.6%
Ability Enterprise Corp	2374 TT	NT$31.6	3,642,000	3,325,258	1.6%
Taiwan Green Point Enterprises Co., Ltd	3007 TT	NT$68.0	1,635,000	3,212,367	1.5%
Fubon Financial Holdings	2881 TT	NT$27.7	3,953,952	3,164,533	1.5%
Data Systems Consulting Co	2477 TT	NT$29.2	3,586,000	3,025,461	1.4%
Taiwan Hon Chuan Enterprise	9939 TT	NT$48.4	2,136,000	2,987,067	1.4%
China Motor Co	2204 TT	NT$63.5	1,600,000	2,935,568	1.4%
Cheng Shin Rubber	2105 TT	NT$42.1	2,330,000	2,834,239	1.3%
Vanguard International Semiconductor Corp.	5347 TT	NT$6.80	14,000,000	2,750,650	1.3%
Ho Tung Chemical, Corp	1714 TT	NT$14.3	6,395,904	2,642,630	1.2%
Eva Airways	2618 TT	NT$12.4	6,991,150	2,504,775	1.2%
Sinopac Holdings Co	2890 TT	NT$12.7	6,746,745	2,465,947	1.1%
Altek Corp	3059 TT	NT$88.0	775,000	1,970,529	0.9%
Tainan Enterprises	1473 TT	NT$41.6	1,546,000	1,858,237	0.9%
Chunghwa Telecom Co., Ltd	2412 TT	NT$51.0	1,146,000	1,688,703	0.8%
Taiwan FamilyMart	5903 TT	NT$40.0	1,369,000	1,582,202	0.7%

New York 17.2% Sohu.com Inc	Sohu US	US$59.6	711,586	24,307,778	11.4%
Chinadotcom, Corp	China US	US$7.91	1,473,654	12,378,693	5.8%

Direct 3.8% Captive Finance Ltd			2,000,000	3,045,000	1.4%
Tomoike Industrial (H.K.) Ltd			825,000	2,352,400	1.1%
A-S China Plumbing Products, Ltd			450	2,089,260	1.0%
Kowloon Development	34 HK		1,530,000	642,556	0.3%

B shares 2.9% China International Marine Containers Co., Ltd.	200039 CH	HK$8.91	2,442,747	2,791,031	1.3%
Luthai Textile Co., Ltd	200726 CH	HK$4.39	3,119,794	1,756,300	0.8%
Shanghai Friendship Group Co., Inc	900923 CH	US$0.73	2,303,437	1,679,206	0.8%

Singapore 1.1% People’s Food Holding	PFH SP	S$0.96	4,400,000	2,398,978	1.1%

Cash 1.9%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie Inc is regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.